SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  February 11, 2003

Asset Backed Securities Corporation,
Home Equity Loan Trust, Series 2003-HE1
Asset Backed Pass-Through Certificates, Series 2003-HE1

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
New York	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

On January 6, 2003, Asset Backed Securities Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of January 1, 2003 (the “Agreement”) among Asset Backed Securities Corporation, as depositor, (the “Depositor”), Fairbanks Capital Corp., as servicer (the “Servicer”) and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), providing for the issuance of the Company’s Asset Backed Pass-Through Certificates, Series 2003-HE1 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of January 1, 2003, by and among the Company, the Servicer, the Guarantor and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on February 11, 2003.

ASSET BACKED SECURITIES CORPORATION

By: /s/ Joseph C. Little

 Name: Joseph C. Little

 Title:   Vice President

Exhibit Index

Exhibit

Page

99.1

The Pooling and Servicing Agreement dated as of January 1, 2003, by and among the Company, the Servicer and the Trustee.

EXHIBIT 99.1